Exhibit 99.2 Citizens to Acquire Investors Bancorp Building a Leading Regional Banking Franchise July 28, 2021Exhibit 99.2 Citizens to Acquire Investors Bancorp Building a Leading Regional Banking Franchise July 28, 2021

Disclaimer Cautionary Statement About Forward-Looking Statements This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of Citizens and Investors. Words such as “anticipates, believes, estimates, expects, forecasts, intends, plans, projects, “targets,” “designed,” could, may, should, will or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on Citizens’ and Investors’ current expectations and assumptions regarding Citizens’ and Investors’ businesses, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent risks, uncertainties, changes in circumstances and other factors that are difficult to predict. Many possible events or factors could affect Citizens’ and/or Investors’ future financial results and performance and could cause the actual results, performance or achievements of Citizens and/or Investors to differ materially from any anticipated results expressed or implied by such forward-looking statements. Such risks and uncertainties include, among others, (1) the risk that the cost savings, any revenue synergies and other anticipated benefits of the proposed transaction may not be realized or may take longer than anticipated to be realized, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the condition of the economy and competitive factors in areas where Citizens and Investors do business, (2) disruption to the parties’ businesses as a result of the announcement and pendency of the proposed transaction and diversion of management’s attention from ongoing business operations and opportunities, (3) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between Citizens and Investors, (4) the risk that the integration of Citizens’ and Investors’ operations will be materially delayed or will be more costly or difficult than expected or that Citizens and Investors are otherwise unable to successfully integrate their businesses, (5) the failure to obtain the necessary approvals of the stockholders of Investors, (6) the outcome of any legal proceedings that may be instituted against Citizens and/or Investors, (7) the failure to obtain required governmental approvals or a delay in obtaining such approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction), (8) reputational risk and potential adverse reactions of Citizens’ and/or Investors’ customers, suppliers, employees or other business partners, including those resulting from the announcement or completion of the proposed transaction, (9) the failure of any of the closing conditions in the definitive merger agreement to be satisfied on a timely basis or at all, (10) delays in closing the proposed merger, (11) the possibility that the proposed merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (12) the dilution caused by Citizens’ issuance of additional shares of its capital stock in connection with the proposed transaction, (13) general competitive, economic, political and market conditions, (14) other factors that may affect future results of Investors and/or Citizens including changes in asset quality and credit risk, the inability to sustain revenue and earnings growth, changes in interest rates and capital markets, inflation, customer borrowing, repayment, investment and deposit practices, the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms, and (15) the impact of the ongoing global COVID-19 pandemic on Citizens’ and/or Investors’ businesses, the ability to complete the proposed transaction and/or any of the other foregoing risks. Except to the extent required by applicable law or regulation, each of Citizens and Investors disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward- looking statements included in this communication to reflect future events or developments. Further information regarding Citizens, Investors and factors which could affect the forward-looking statements contained herein can be found in Citizens’ Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its subsequent Quarterly Reports on Form 10-Q, and its other filings with the Securities and Exchange Commission (the “SEC”), and in Investors’ Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its subsequent Quarterly Reports on Form 10-Q, and its other filings with the SEC. Additional Information and Where to Find It In connection with the proposed transaction, Citizens will file a registration statement on Form S-4 with the SEC. The registration statement will include a proxy statement of Investors that will be sent to Investors’ stockholders seeking certain approvals related to the proposed transaction, and a prospectus of Citizens. The information contained in this communication does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. INVESTORS AND SECURITY HOLDERS OF INVESTORS AND CITIZENS AND THEIR RESPECTIVE AFFILIATES ARE URGED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT AND PROSPECTUS TO BE INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT INVESTORS, CITIZENS AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain a free copy of the registration statement, including the proxy statement and prospectus contained therein, as well as other relevant documents filed with the SEC containing information about Investors and Citizens, without charge, at the SEC’s website (http://www.sec.gov). Copies of documents filed with the SEC by Citizens will be made available free of charge in the “SEC Filings” section of will’s website, https://investor.citizensbank.com/about-us/investor-relations/financial-information/sec-filings.aspx. Copies of documents filed with the SEC by Investors will be made available free of charge in the “Investor Relations” section of Investors’ website, https://www.myinvestorsbank.com/Investor-Relations, under the heading “SEC Filings.” Participants in Solicitation Investors and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction under the rules of the SEC. Citizens and its directors and officers are not a participant in such solicitation of proxies. Information regarding Investors’ directors and executive officers is available in its proxy statement, which was filed with the SEC on April 15, 2021, and certain other documents filed by Investors with the SEC. Other information regarding the participants in the solicitation of proxies in respect of the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement to be filed by Investors, the prospectus to be filed by Citizens and other relevant materials to be filed with the SEC. Free copies of these documents, when available, may be obtained as described in the preceding paragraph. 2Disclaimer Cautionary Statement About Forward-Looking Statements This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of Citizens and Investors. Words such as “anticipates, believes, estimates, expects, forecasts, intends, plans, projects, “targets,” “designed,” could, may, should, will or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on Citizens’ and Investors’ current expectations and assumptions regarding Citizens’ and Investors’ businesses, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent risks, uncertainties, changes in circumstances and other factors that are difficult to predict. Many possible events or factors could affect Citizens’ and/or Investors’ future financial results and performance and could cause the actual results, performance or achievements of Citizens and/or Investors to differ materially from any anticipated results expressed or implied by such forward-looking statements. Such risks and uncertainties include, among others, (1) the risk that the cost savings, any revenue synergies and other anticipated benefits of the proposed transaction may not be realized or may take longer than anticipated to be realized, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the condition of the economy and competitive factors in areas where Citizens and Investors do business, (2) disruption to the parties’ businesses as a result of the announcement and pendency of the proposed transaction and diversion of management’s attention from ongoing business operations and opportunities, (3) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between Citizens and Investors, (4) the risk that the integration of Citizens’ and Investors’ operations will be materially delayed or will be more costly or difficult than expected or that Citizens and Investors are otherwise unable to successfully integrate their businesses, (5) the failure to obtain the necessary approvals of the stockholders of Investors, (6) the outcome of any legal proceedings that may be instituted against Citizens and/or Investors, (7) the failure to obtain required governmental approvals or a delay in obtaining such approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction), (8) reputational risk and potential adverse reactions of Citizens’ and/or Investors’ customers, suppliers, employees or other business partners, including those resulting from the announcement or completion of the proposed transaction, (9) the failure of any of the closing conditions in the definitive merger agreement to be satisfied on a timely basis or at all, (10) delays in closing the proposed merger, (11) the possibility that the proposed merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (12) the dilution caused by Citizens’ issuance of additional shares of its capital stock in connection with the proposed transaction, (13) general competitive, economic, political and market conditions, (14) other factors that may affect future results of Investors and/or Citizens including changes in asset quality and credit risk, the inability to sustain revenue and earnings growth, changes in interest rates and capital markets, inflation, customer borrowing, repayment, investment and deposit practices, the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms, and (15) the impact of the ongoing global COVID-19 pandemic on Citizens’ and/or Investors’ businesses, the ability to complete the proposed transaction and/or any of the other foregoing risks. Except to the extent required by applicable law or regulation, each of Citizens and Investors disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward- looking statements included in this communication to reflect future events or developments. Further information regarding Citizens, Investors and factors which could affect the forward-looking statements contained herein can be found in Citizens’ Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its subsequent Quarterly Reports on Form 10-Q, and its other filings with the Securities and Exchange Commission (the “SEC”), and in Investors’ Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its subsequent Quarterly Reports on Form 10-Q, and its other filings with the SEC. Additional Information and Where to Find It In connection with the proposed transaction, Citizens will file a registration statement on Form S-4 with the SEC. The registration statement will include a proxy statement of Investors that will be sent to Investors’ stockholders seeking certain approvals related to the proposed transaction, and a prospectus of Citizens. The information contained in this communication does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. INVESTORS AND SECURITY HOLDERS OF INVESTORS AND CITIZENS AND THEIR RESPECTIVE AFFILIATES ARE URGED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT AND PROSPECTUS TO BE INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT INVESTORS, CITIZENS AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain a free copy of the registration statement, including the proxy statement and prospectus contained therein, as well as other relevant documents filed with the SEC containing information about Investors and Citizens, without charge, at the SEC’s website (http://www.sec.gov). Copies of documents filed with the SEC by Citizens will be made available free of charge in the “SEC Filings” section of will’s website, https://investor.citizensbank.com/about-us/investor-relations/financial-information/sec-filings.aspx. Copies of documents filed with the SEC by Investors will be made available free of charge in the “Investor Relations” section of Investors’ website, https://www.myinvestorsbank.com/Investor-Relations, under the heading “SEC Filings.” Participants in Solicitation Investors and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction under the rules of the SEC. Citizens and its directors and officers are not a participant in such solicitation of proxies. Information regarding Investors’ directors and executive officers is available in its proxy statement, which was filed with the SEC on April 15, 2021, and certain other documents filed by Investors with the SEC. Other information regarding the participants in the solicitation of proxies in respect of the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement to be filed by Investors, the prospectus to be filed by Citizens and other relevant materials to be filed with the SEC. Free copies of these documents, when available, may be obtained as described in the preceding paragraph. 2

A strategically compelling acquisition n Complementary geographic footprint that strengthens presence in attractive markets ‒ Fills branch gap in retail footprint, connecting New England to the Mid-Atlantic market; 154 branches overall, including 130 in NYC Metro, 16 in Philadelphia Metro area Strategic ‒ Builds brand presence in NYC Metro, moves to top-10 position; solidifies top-4 position in greater Philadelphia rationale ‒ Entry into New Jersey market; #7 in New Jersey by deposits n Provides branch base and brand reach to expand commercial lending in the New Jersey and NYC Metro markets; adds attractive middle market/small business customer base n The acquisition of Investors combined with HSBC creates a strong franchise in the greater NYC and Philadelphia Metro areas and in New Jersey Deploy ‒ Adds ~$30 billion of deposits and 234 branches capabilities ‒ Approximately one million customers acquired across expanded ‒ Integrating these platforms with our broader retail and commercial capabilities creates a strong foundation for future revenue growth footprint n Ability to drive household growth and scale, accelerates Consumer Lending and Wealth n Immediately accretive to EPS, 2023E EPS accretion of 6.4% with fully phased-in synergies; 8.8% including HSBC n Strong IRR of over 20% and ROIC of ~13%, well above our cost of capital n Meaningful enhancement to key profitability metrics: improves ROTCE by ~120 bps, efficiency ratio by ~270 bps Creates n Modest tangible book value per share dilution of ~2.6% with an earn-back of ~2.5 years long-term n CET1 neutral transaction shareholder n Synergistic transaction with compelling cost savings opportunities; ~30% of Investors cost base after adding in value investments for brand marketing and technology capabilities ‒ Significant revenue upside from delivering Citizens’ products and capabilities to Investors customer base (not modeled) n Conducted a detailed due diligence process Low-risk n Strong historical credit performance transaction n Confident in integration given Investors’ business model and robust planning/dedicated resources going forward 3 Source: SNL Financial and regulatory figures. Note: Market data as of 7/27/21A strategically compelling acquisition n Complementary geographic footprint that strengthens presence in attractive markets ‒ Fills branch gap in retail footprint, connecting New England to the Mid-Atlantic market; 154 branches overall, including 130 in NYC Metro, 16 in Philadelphia Metro area Strategic ‒ Builds brand presence in NYC Metro, moves to top-10 position; solidifies top-4 position in greater Philadelphia rationale ‒ Entry into New Jersey market; #7 in New Jersey by deposits n Provides branch base and brand reach to expand commercial lending in the New Jersey and NYC Metro markets; adds attractive middle market/small business customer base n The acquisition of Investors combined with HSBC creates a strong franchise in the greater NYC and Philadelphia Metro areas and in New Jersey Deploy ‒ Adds ~$30 billion of deposits and 234 branches capabilities ‒ Approximately one million customers acquired across expanded ‒ Integrating these platforms with our broader retail and commercial capabilities creates a strong foundation for future revenue growth footprint n Ability to drive household growth and scale, accelerates Consumer Lending and Wealth n Immediately accretive to EPS, 2023E EPS accretion of 6.4% with fully phased-in synergies; 8.8% including HSBC n Strong IRR of over 20% and ROIC of ~13%, well above our cost of capital n Meaningful enhancement to key profitability metrics: improves ROTCE by ~120 bps, efficiency ratio by ~270 bps Creates n Modest tangible book value per share dilution of ~2.6% with an earn-back of ~2.5 years long-term n CET1 neutral transaction shareholder n Synergistic transaction with compelling cost savings opportunities; ~30% of Investors cost base after adding in value investments for brand marketing and technology capabilities ‒ Significant revenue upside from delivering Citizens’ products and capabilities to Investors customer base (not modeled) n Conducted a detailed due diligence process Low-risk n Strong historical credit performance transaction n Confident in integration given Investors’ business model and robust planning/dedicated resources going forward 3 Source: SNL Financial and regulatory figures. Note: Market data as of 7/27/21

Key transaction structure and terms n Fixed exchange ratio of 0.297x and $1.46/share of cash Financially compelling n Consideration: 90% Citizens common stock, 10% cash pro forma impact n Total consideration of ~$3.5 billion, $14.63 per Investors' Consideration share based on July 27, 2021 closing price EPS Accretion 6.4% in 2023E n Investors’ shareholders will own ~14% of pro forma company IRR 20%+ n 8.5x Price / 2022E EPS with fully phased in synergies Key pricing ROIC ~13% ratios n 1.3x Price / tangible book value per share Price / 2022E EPS after synergies ~8.5x n Board of Directors: 2 current Investors members, including CEO Governance ROTCE uplift ~120 bps and n Investors president to co-head integration with a Citizens management Executive Committee member n Additional senior managers to join the Citizens team Efficiency ratio improves ~270 bps n Continuation of Investors community leadership in markets Community CET1: Neutral of operation, consistent with Citizens’ strong community support transaction at close track record Expense synergies: ~30% n Investors shareholder vote expected early 4Q21 of Investors’ cost base Approval and n Transaction expected to close in 1H22 subject to customary timing after reinvestments regulatory approvals 4Key transaction structure and terms n Fixed exchange ratio of 0.297x and $1.46/share of cash Financially compelling n Consideration: 90% Citizens common stock, 10% cash pro forma impact n Total consideration of ~$3.5 billion, $14.63 per Investors' Consideration share based on July 27, 2021 closing price EPS Accretion 6.4% in 2023E n Investors’ shareholders will own ~14% of pro forma company IRR 20%+ n 8.5x Price / 2022E EPS with fully phased in synergies Key pricing ROIC ~13% ratios n 1.3x Price / tangible book value per share Price / 2022E EPS after synergies ~8.5x n Board of Directors: 2 current Investors members, including CEO Governance ROTCE uplift ~120 bps and n Investors president to co-head integration with a Citizens management Executive Committee member n Additional senior managers to join the Citizens team Efficiency ratio improves ~270 bps n Continuation of Investors community leadership in markets Community CET1: Neutral of operation, consistent with Citizens’ strong community support transaction at close track record Expense synergies: ~30% n Investors shareholder vote expected early 4Q21 of Investors’ cost base Approval and n Transaction expected to close in 1H22 subject to customary timing after reinvestments regulatory approvals 4

Investors: A leading New York Metro Bank 1 Company overview Key metrics n Founded 1926, Investors is a diversified, community-focused financial services company headquartered in Short Hills, NJ $27B $22B $20B Total assets Gross loans Total deposits n Strong market position in New York, New Jersey and Philadelphia n History of strong credit performance $318MM 1.13% ~200K n Customer centric approach to banking 2022 Consensus 2022E ROAA Customers earnings n Diversified portfolio of products and services Source: SNL Financial. 2 Branch footprint Leading position in the New Jersey market Deposits Deposit Branches Paterson Yonkers ($Bn) Mkt Share (No.) Name Hampton Parsippany Bays 1 Bank of America Corp. $68 17% 227 Brentwood Hicksville New York Newark Levittown West Babylon 2 The Toronto-Dominion Bank $50 13% 226 Elizabeth 3 Wells Fargo & Co. $42 11% 252 Edison 4 The PNC Financial Services Group Inc. $37 9% 246 Long Branch 5 JPMorgan Chase & Co. $29 8% 198 Trenton 6 Valley National Bancorp $19 5% 132 7 Investors Bancorp Inc. $16 4% 107 Philadelphia Toms River 8 Banco Santander SA $11 3% 116 9 Provident Financial Services Inc. $9 2% 92 10 OceanFirst Financial Corp. $8 2% 61 New Jersey Total $391 2,592 5 Note: Financial data as of June 30, 2021; Market data as of 7/27/2021. 1. Total loan and deposit amounts pro forma for Berkshire branches. 2. FDIC deposit data.Investors: A leading New York Metro Bank 1 Company overview Key metrics n Founded 1926, Investors is a diversified, community-focused financial services company headquartered in Short Hills, NJ $27B $22B $20B Total assets Gross loans Total deposits n Strong market position in New York, New Jersey and Philadelphia n History of strong credit performance $318MM 1.13% ~200K n Customer centric approach to banking 2022 Consensus 2022E ROAA Customers earnings n Diversified portfolio of products and services Source: SNL Financial. 2 Branch footprint Leading position in the New Jersey market Deposits Deposit Branches Paterson Yonkers ($Bn) Mkt Share (No.) Name Hampton Parsippany Bays 1 Bank of America Corp. $68 17% 227 Brentwood Hicksville New York Newark Levittown West Babylon 2 The Toronto-Dominion Bank $50 13% 226 Elizabeth 3 Wells Fargo & Co. $42 11% 252 Edison 4 The PNC Financial Services Group Inc. $37 9% 246 Long Branch 5 JPMorgan Chase & Co. $29 8% 198 Trenton 6 Valley National Bancorp $19 5% 132 7 Investors Bancorp Inc. $16 4% 107 Philadelphia Toms River 8 Banco Santander SA $11 3% 116 9 Provident Financial Services Inc. $9 2% 92 10 OceanFirst Financial Corp. $8 2% 61 New Jersey Total $391 2,592 5 Note: Financial data as of June 30, 2021; Market data as of 7/27/2021. 1. Total loan and deposit amounts pro forma for Berkshire branches. 2. FDIC deposit data.

Building a leading regional banking platform with top financial metrics Connecting the branch footprint… …Combining market leading franchises 3 ü Top-10 NYC Metro bank by deposits 1 ü ~$21 billion total deposits in NY Metro Boston ü Improves customer reach, connecting our New England and Pennsylvania markets ü Complements recently acquired HSBC East Coast branches and national online deposits; ~800K customers ü Broader opportunity to further penetrate NY Metro market and enhances leadership position in greater New York Philadelphia Metro area Philadelphia 1,2 Pro forma financial highlights Baltimore $214B $146B $180B Assets Loans Deposits Washington ~7.7MM ~270 bps ~120 bps Efficiency Ratio 2 +13% Citizens Investors HSBC ROTCE improvement improvement Customers Source: SNL Financial and regulatory figures. Note: 6 1. Includes branches acquired through announced HSBC transaction of East Coast branch locations and online banking. 2. Totals pro forma for pending acquisition of 8 Berkshire Hills branches; $639MM in deposits acquired 3. Includes branches under $5 billion.Building a leading regional banking platform with top financial metrics Connecting the branch footprint… …Combining market leading franchises 3 ü Top-10 NYC Metro bank by deposits 1 ü ~$21 billion total deposits in NY Metro Boston ü Improves customer reach, connecting our New England and Pennsylvania markets ü Complements recently acquired HSBC East Coast branches and national online deposits; ~800K customers ü Broader opportunity to further penetrate NY Metro market and enhances leadership position in greater New York Philadelphia Metro area Philadelphia 1,2 Pro forma financial highlights Baltimore $214B $146B $180B Assets Loans Deposits Washington ~7.7MM ~270 bps ~120 bps Efficiency Ratio 2 +13% Citizens Investors HSBC ROTCE improvement improvement Customers Source: SNL Financial and regulatory figures. Note: 6 1. Includes branches acquired through announced HSBC transaction of East Coast branch locations and online banking. 2. Totals pro forma for pending acquisition of 8 Berkshire Hills branches; $639MM in deposits acquired 3. Includes branches under $5 billion.

Strategically building a leading regional banking franchise ($’s in billions) Step 1: Step 2: Result: Acquisition of HSBC East Acquisition of Scaled, highly 1 Coast Branches and Investors competitive National Online Deposits regional franchise 2 Loans ~$2.2 ~$21.7 ~$24.0 ~$9.0 ~$20.1 ~$29.1 Deposits ~24% ~108% ~82% LDR % ~800K ~200K ~1MM Customers 80 154 234 Branches § Attractive metro § Branch strength in § Acquiring ~1 million markets; enhances New Jersey, NYC and customers to gain East Coast presence Philadelphia metro share and deepen in attractive markets § NYC Metro, Mid-§ Complements Atlantic/D.C., Citizens and HSBC § Leverage Citizens Southeast FL footprints product suite and branches capabilities across § Attractive middle new customer base § Springboard for market/small national expansion business customer § Including Citizens, strategy base Top-10 NYC Metro 3 bank by deposits § #7 in New Jersey by deposits Source: SNL Financial and company financials. Note: 7 1. Totals pro forma for pending acquisition of 8 Berkshire Hills branches; $639MM in deposits acquired. 2. Totals may not foot due to rounding. 3. Includes branches under $5 billion.

Pro forma deposit profile 1 2 Investors/ w HSBC Citizens Pro forma HSBC Investors 2% 8% 4% 5% 12% 15% 21% 29% 31% 16% 30% 32% 42% 23% $9.0B $20.1B $29.1B $150.6B $179.7B 56% 36% 25% 33% 21% 11% 19% 15% 14% Cost of Deposits: 0.09% Cost of Deposits: 0.34% Cost of Deposits: 0.26% Cost of Deposits: 0.11% Cost of Deposits: 0.13% Loans / Deposits: 24% Loans / Deposits: 108% Loans / Deposits: 82% Loans / Deposits: 81% Loans / Deposits: 81% n Attractive funding profile with opportunity to reduce the combined company’s cost of funds n Borrowing profile optimized post close; deposit costs and mix optimized over time post migration of Investors’ customers to Citizens’ platform, pricing and product set 3 New York Metro Deposit Rank ~20 Top-10 Citizens + HSBC Citizens + HSBC + ISBC Source: SNL Financial and regulatory figures. Note: 8 1. 1Q21 HSBC East Coast and Online deposit composition and cost. 2. Investors deposit composition based on 2Q21 deposit data. Total deposit dollar amount pro forma for Berkshire branches. 3. Includes branches under $5 billion. Deposit CompositionPro forma deposit profile 1 2 Investors/ w HSBC Citizens Pro forma HSBC Investors 2% 8% 4% 5% 12% 15% 21% 29% 31% 16% 30% 32% 42% 23% $9.0B $20.1B $29.1B $150.6B $179.7B 56% 36% 25% 33% 21% 11% 19% 15% 14% Cost of Deposits: 0.09% Cost of Deposits: 0.34% Cost of Deposits: 0.26% Cost of Deposits: 0.11% Cost of Deposits: 0.13% Loans / Deposits: 24% Loans / Deposits: 108% Loans / Deposits: 82% Loans / Deposits: 81% Loans / Deposits: 81% n Attractive funding profile with opportunity to reduce the combined company’s cost of funds n Borrowing profile optimized post close; deposit costs and mix optimized over time post migration of Investors’ customers to Citizens’ platform, pricing and product set 3 New York Metro Deposit Rank ~20 Top-10 Citizens + HSBC Citizens + HSBC + ISBC Source: SNL Financial and regulatory figures. Note: 8 1. 1Q21 HSBC East Coast and Online deposit composition and cost. 2. Investors deposit composition based on 2Q21 deposit data. Total deposit dollar amount pro forma for Berkshire branches. 3. Includes branches under $5 billion. Deposit Composition

Diversified loan portfolio 1 2 $122.6 billion Citizens total loans $146.6 billion pro forma total loans Education Education 9% 10% Commercial Auto & Industrial Commercial 9% 32% & Industrial Auto 35% 10% Home Equity 8% Home Equity 10% Consumer & Other 6% Consumer & Other 6% Commerical Commerical Residential Real Estate Mortgages Real Estate 9% 12% 18% Residential Multi-family Multi-family Mortgages 2% 17% 7% Yield on Loans: 3.5% Yield on Loans: 3.6% n Citizens’ loan portfolio remains well diversified with the addition of Investors and HSBC 9 Note: Loans are period end. 1. Citizens 2Q21 financial supplement. 2. 1Q21 HSBC East Coast and Online loan yield and balances. Investors loan composition based on 2Q21 loan data. Total loan dollar amount pro forma for Berkshire branches..Diversified loan portfolio 1 2 $122.6 billion Citizens total loans $146.6 billion pro forma total loans Education Education 9% 10% Commercial Auto & Industrial Commercial 9% 32% & Industrial Auto 35% 10% Home Equity 8% Home Equity 10% Consumer & Other 6% Consumer & Other 6% Commerical Commerical Residential Real Estate Mortgages Real Estate 9% 12% 18% Residential Multi-family Multi-family Mortgages 2% 17% 7% Yield on Loans: 3.5% Yield on Loans: 3.6% n Citizens’ loan portfolio remains well diversified with the addition of Investors and HSBC 9 Note: Loans are period end. 1. Citizens 2Q21 financial supplement. 2. 1Q21 HSBC East Coast and Online loan yield and balances. Investors loan composition based on 2Q21 loan data. Total loan dollar amount pro forma for Berkshire branches..

Investors: Diversified and well-secured Commercial Real Estate portfolio Net charge-offs / total loans through-the-cycle Diversified CRE portfolio All CRE by Classification – March 31, 2021 2.50% Multi-family 2.00% loans Accommodation 59% and food service 1% 1.50% Health care and social assistance 1.00% 1% Mixed use property 0.50% 4% Office 0.00% 10% Other Retail store (0.50%) 4% Warehouse 7% Shopping '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 6% center 8% 1 ISBC Pee CFG Peer r Median Median n Strong credit performance compared to Citizens’ peer Multifamily: median net charge-offs through-the-cycle n Diversified and granular portfolio; focused on class B n Investors outperformed their peer average historical properties 2 commercial net charge-offs n Good risk return dynamics with historically low loss rates Non-multifamily CRE: n Diverse, granular portfolio concentrated in historically strong markets – NY, NJ, PA n Predominantly stabilized portfolio with minimal development risk Source: SNL Financial. SEC Filings. Note: 1. Peer median represents median quarterly NCO/Average loan figures across U.S. Bancorp (USB); Truist Financial Corporation (TFC); The PNC Financial Services Group, Inc. (PNC); Fifth Third Bancorp (FITB); KeyCorp (KEY); Regions Financial Corporation (RF); M&T Bank Corporation (MTB); 10 Huntington Bancshares Corporation (HBAN); and Comerica Incorporated (CMA) 2. Peer average represents full year Commercial NCOs/Average loans for 2010-2020. Peers include Associated Banc-Corp (ASB), BankUnited (BKU), Commerce Bancshares (CBSH), F.N.B Corporation (FNB), Fulton Financial (FULT), Old National Bancorp (OBN), PacWestBancorp (PACW), Sterling Bancorp (STL), UMB Financial (UMBF), Umpqua (UMPQ), Valley (VLY), Webster (WBS) and Wintrust (WTFC).Investors: Diversified and well-secured Commercial Real Estate portfolio Net charge-offs / total loans through-the-cycle Diversified CRE portfolio All CRE by Classification – March 31, 2021 2.50% Multi-family 2.00% loans Accommodation 59% and food service 1% 1.50% Health care and social assistance 1.00% 1% Mixed use property 0.50% 4% Office 0.00% 10% Other Retail store (0.50%) 4% Warehouse 7% Shopping '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 6% center 8% 1 ISBC Pee CFG Peer r Median Median n Strong credit performance compared to Citizens’ peer Multifamily: median net charge-offs through-the-cycle n Diversified and granular portfolio; focused on class B n Investors outperformed their peer average historical properties 2 commercial net charge-offs n Good risk return dynamics with historically low loss rates Non-multifamily CRE: n Diverse, granular portfolio concentrated in historically strong markets – NY, NJ, PA n Predominantly stabilized portfolio with minimal development risk Source: SNL Financial. SEC Filings. Note: 1. Peer median represents median quarterly NCO/Average loan figures across U.S. Bancorp (USB); Truist Financial Corporation (TFC); The PNC Financial Services Group, Inc. (PNC); Fifth Third Bancorp (FITB); KeyCorp (KEY); Regions Financial Corporation (RF); M&T Bank Corporation (MTB); 10 Huntington Bancshares Corporation (HBAN); and Comerica Incorporated (CMA) 2. Peer average represents full year Commercial NCOs/Average loans for 2010-2020. Peers include Associated Banc-Corp (ASB), BankUnited (BKU), Commerce Bancshares (CBSH), F.N.B Corporation (FNB), Fulton Financial (FULT), Old National Bancorp (OBN), PacWestBancorp (PACW), Sterling Bancorp (STL), UMB Financial (UMBF), Umpqua (UMPQ), Valley (VLY), Webster (WBS) and Wintrust (WTFC).

Substantial revenue growth potential Leverage enhanced brand recognition and combined scale to deepen relationships in important NY Metro, New Jersey and Philadelphia markets Regional National Mobile / Online ® Citizens Access Banking n Deploy Citizens’ diverse consumer lending and wealth TM Citizens Pay Wealth capabilities across expanded footprint Education Management Lending n Improve household growth and retention with enhanced branch Deposit Mortgage & Home Services salesforce efficiency and customer experience Equity Business Credit Card Banking National n Provides branch base and brand reach to expand middle Capital market/small business lending in the NY Metro and New Jersey Global M&A Markets Markets Advisory markets Equipment n Diversify multifamily platform to other regions & Asset Loans & Treasury based Deposits Solutions lending n Extend market leading Capital Markets and Treasury Solutions across the client base All transaction return metrics presented throughout exclude the expected benefit of revenue synergies 11 Commercial RetailSubstantial revenue growth potential Leverage enhanced brand recognition and combined scale to deepen relationships in important NY Metro, New Jersey and Philadelphia markets Regional National Mobile / Online ® Citizens Access Banking n Deploy Citizens’ diverse consumer lending and wealth TM Citizens Pay Wealth capabilities across expanded footprint Education Management Lending n Improve household growth and retention with enhanced branch Deposit Mortgage & Home Services salesforce efficiency and customer experience Equity Business Credit Card Banking National n Provides branch base and brand reach to expand middle Capital market/small business lending in the NY Metro and New Jersey Global M&A Markets Markets Advisory markets Equipment n Diversify multifamily platform to other regions & Asset Loans & Treasury based Deposits Solutions lending n Extend market leading Capital Markets and Treasury Solutions across the client base All transaction return metrics presented throughout exclude the expected benefit of revenue synergies 11 Commercial Retail

Extensive due diligence process and integration planning Comprehensive due diligence & preparation Successful integration Detailed business due diligence Coordinated two-step process with HSBC closing and converting 1Q22 § Deep dive across businesses, operations and risk completed by ~150 Citizens’ professionals § Legal review supplemented by external counsel § Departments participating in due diligence review include: Risk Credit Treasury Accounting Consumer Commercial Strong integration expertise Management Policy & Tax Led by a single integration management office Enterprise Technology & Legal / Strategy Human Audit Security Operations Compliance Resources Extensive credit due diligence process § Intensive on-site review comprised of ~30 seasoned Citizens’ professionals across Dedicated Personnel − Credit risk management Key individuals from both businesses − Loan review − CRE − C&I − Residential § Analyzed delinquencies and forbearance data on all C&I, CRE and consumer Focus on customers loans Throughout the integration § Significant loan file review and analytical coverage of the entire loan portfolio § Conducted loan reviews for performance, collateral, condition, probability of default and loss given default across multi-family, CRE, construction and C&I § Reviewed 100% criticized or classified loans greater than $5 million; additional emphasis on low-pass clients § Assessed 100% of the deferred loan population 12Extensive due diligence process and integration planning Comprehensive due diligence & preparation Successful integration Detailed business due diligence Coordinated two-step process with HSBC closing and converting 1Q22 § Deep dive across businesses, operations and risk completed by ~150 Citizens’ professionals § Legal review supplemented by external counsel § Departments participating in due diligence review include: Risk Credit Treasury Accounting Consumer Commercial Strong integration expertise Management Policy & Tax Led by a single integration management office Enterprise Technology & Legal / Strategy Human Audit Security Operations Compliance Resources Extensive credit due diligence process § Intensive on-site review comprised of ~30 seasoned Citizens’ professionals across Dedicated Personnel − Credit risk management Key individuals from both businesses − Loan review − CRE − C&I − Residential § Analyzed delinquencies and forbearance data on all C&I, CRE and consumer Focus on customers loans Throughout the integration § Significant loan file review and analytical coverage of the entire loan portfolio § Conducted loan reviews for performance, collateral, condition, probability of default and loss given default across multi-family, CRE, construction and C&I § Reviewed 100% criticized or classified loans greater than $5 million; additional emphasis on low-pass clients § Assessed 100% of the deferred loan population 12

Community reinvestment A transaction that is beneficial to all our stakeholders n Deeply committed to the community: ‒ Since 2005, Investors Foundation has pledged more than $40 million to non-profits ‒ Now the official consumer and business bank of the NY Giants and official bank of NJ Devils n CRA: Citizens maintains outstanding rating ‒ In 2020: Community ‒ Extended $1.06 billion in loan and investment involvement commitments to community development qualified activities ‒ Loaned over $1.4 billion to small businesses with sales of $1.0 million or less ‒ Provided over $4.1 billion of mortgage loans to low-and moderate-income borrowers and in low-and moderate- income communities n Proven track record of fair and responsible banking Support of our n During the pandemic, ~4,000 Citizens colleagues logged ~122,000 customers volunteer hours supporting ~1,700 organizations in 2020 n In 2020: ‒ Completed an ESG materiality assessment and established an ESG governance framework ‒ $10 million provided to address racial and social justice in ESG focus our communities and $500 million commitment in incremental financing and capital for small businesses, housing and other developments predominantly minority communities ‒ Adopted Scope 1 and 2 carbon emissions reduction targets 13Community reinvestment A transaction that is beneficial to all our stakeholders n Deeply committed to the community: ‒ Since 2005, Investors Foundation has pledged more than $40 million to non-profits ‒ Now the official consumer and business bank of the NY Giants and official bank of NJ Devils n CRA: Citizens maintains outstanding rating ‒ In 2020: Community ‒ Extended $1.06 billion in loan and investment involvement commitments to community development qualified activities ‒ Loaned over $1.4 billion to small businesses with sales of $1.0 million or less ‒ Provided over $4.1 billion of mortgage loans to low-and moderate-income borrowers and in low-and moderate- income communities n Proven track record of fair and responsible banking Support of our n During the pandemic, ~4,000 Citizens colleagues logged ~122,000 customers volunteer hours supporting ~1,700 organizations in 2020 n In 2020: ‒ Completed an ESG materiality assessment and established an ESG governance framework ‒ $10 million provided to address racial and social justice in ESG focus our communities and $500 million commitment in incremental financing and capital for small businesses, housing and other developments predominantly minority communities ‒ Adopted Scope 1 and 2 carbon emissions reduction targets 13

Summary n Solidifies our presence in attractive NY Metro Market n Complements the HSBC deposit acquisition n Provides branch base and brand reach to expand commercial lending in the region; adds attractive middle market/small business customer base n Platform to deliver more for existing customers given the broader set of capabilities we can deliver, and to grow the customer base n Attractive financial metrics n Immediately accretive to EPS n Conservative cost savings estimate; upside from non-modeled revenue synergies n Strong returns, well above cost of capital n Accelerates the achievement of long-term financial goals n Enhances growth outlook n Low risk business model and integration n Strong familiarity with these markets n Strong historical credit performance n Clear integration path 14Summary n Solidifies our presence in attractive NY Metro Market n Complements the HSBC deposit acquisition n Provides branch base and brand reach to expand commercial lending in the region; adds attractive middle market/small business customer base n Platform to deliver more for existing customers given the broader set of capabilities we can deliver, and to grow the customer base n Attractive financial metrics n Immediately accretive to EPS n Conservative cost savings estimate; upside from non-modeled revenue synergies n Strong returns, well above cost of capital n Accelerates the achievement of long-term financial goals n Enhances growth outlook n Low risk business model and integration n Strong familiarity with these markets n Strong historical credit performance n Clear integration path 14

Appendix 15Appendix 15

Key Assumptions n Citizens consensus estimates Earnings estimates n Investors: Consensus estimates, adjusted for transaction impacts in 2022 Synergies and one- n Identified run rate cost savings of ~$130 million; 30% of Investors’ cost base time integration n ~$400 million pre-tax one-time integration costs, which is assumed to be 100% incurred at close costs n ~$325 million total lifetime loss estimate or 1.48% of loans Loans credit and n Non-PCD reserve of ~$160 million established day 2 through provision expense rate marks n ~$150 million positive interest rate mark and non-PCD credit mark amortized / accreted over 5 years n Other net positive fair value marks of ~$30 million, including: ‒ ~$90 million mark-up of securities (3 year phase in) ‒ FHLB and Swap portfolio, ~$60 million pre-tax mark-down accreted over 2 to 5 years Other adjustments n Core deposit intangible of 0.52% on Investor’s core deposits, or $93 million, amortized over 7.5 years using sum-of-years digits n ~$16 million of other intangibles amortized over 4 years n Expected but not included in pro forma figures Revenue synergies 16Key Assumptions n Citizens consensus estimates Earnings estimates n Investors: Consensus estimates, adjusted for transaction impacts in 2022 Synergies and one- n Identified run rate cost savings of ~$130 million; 30% of Investors’ cost base time integration n ~$400 million pre-tax one-time integration costs, which is assumed to be 100% incurred at close costs n ~$325 million total lifetime loss estimate or 1.48% of loans Loans credit and n Non-PCD reserve of ~$160 million established day 2 through provision expense rate marks n ~$150 million positive interest rate mark and non-PCD credit mark amortized / accreted over 5 years n Other net positive fair value marks of ~$30 million, including: ‒ ~$90 million mark-up of securities (3 year phase in) ‒ FHLB and Swap portfolio, ~$60 million pre-tax mark-down accreted over 2 to 5 years Other adjustments n Core deposit intangible of 0.52% on Investor’s core deposits, or $93 million, amortized over 7.5 years using sum-of-years digits n ~$16 million of other intangibles amortized over 4 years n Expected but not included in pro forma figures Revenue synergies 16

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